BUSINESS FIRST BANCSHARES

Q4 and FY 2021 Results



BUSINESS FIRST BANCSHARES
NASDAQ: BFST
Nasdaq

TABLE OF CONTENTS

Special Note Concerning Forward-Looking Statements

This investor presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company's use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the Company's future business and financial performance and/or the performance of the banking and mortgage industry and economy in general.

Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company's management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Actual results will also be significantly impacted by the effects of the ongoing COVID-19 pandemic, including, among other effects: the impact of the public health crisis; the extent and duration of closures of businesses, including our branches, vendors and customers; the operation of financial markets; employment levels; market liquidity; the impact of various actions taken in response by the U.S. federal government, the Federal Reserve, other banking regulators, state and local governments; the adequacy of our allowance for loan losses in relation to potential losses in our loan portfolio; and the impact that all of these factors have on our borrowers, other customers, vendors and counterparties. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the risks set forth in "Forward Looking Statements" and "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 5, 2021 (as amended in the Company's Quarterly Reports on Form 10-Q). Many of these factors are difficult to foresee and are beyond the Company's ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Non-GAAP Financial Measures

This presentation includes certain financial measures that are not measures recognized under U.S. generally accepted accounting principles ("GAAP") and therefore are considered non-GAAP financial measures. The Company's management uses these non-GAAP financial measures in their analysis of the Company's performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of the ongoing operations and enhance comparability of results with prior periods. The Company's management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company's underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from the reporting measures with similar names as used by other companies. You should understand how such other banking organizations calculate their non-GAAP financial measures with names similar to the non-GAAP financial measures discussed herein when comparing such information. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix to this presentation.

GUIDING PRINCIPLES



b1
Thoughtful, Disciplined Decision-Making
Meaningful Communication
Doing the Right Thing The Right Way
Striving To Be The Best Through Continual Improvement
Relationship Driven Team

b1BANK's five guiding principles reflect our core beliefs and values, which drive all decisions irrespective of our goals, strategies, or external factors. These tenets are more than guides for making business decisions, they are the core of our culture, driving our day-to-day interactions between employees, and with our clients to make a positive impact on the communities we serve.



AMERICAN BANKER
2021
Best Banks to Work For



BUSINESS REPORT'S
2021
BEST
PLACES to WORK
IN BATON ROUGE

BUSINESS FIRST BANCSHARES, INC. OVERVIEW

Company Overview

Ticker: BFST (NASDAQ)

Market Capitalization: $577.5 million (as of December 31, 2021)

Headquarters: Baton Rouge, Louisiana

Franchise Highlights:

- Announced TCB transaction in Houston market with an estimated 1Q22 close ($547 million in assets as of 4Q21)
- 4Q21 loan growth of 4.02% (16.1% annualized)
- 3 DFW locations totaling $639.2 million in assets
- Completed team liftout in New Orleans market (2nd in 2021)
- #1 deposit market share in Louisiana for Louisiana-headquartered community banks

Financial Highlights of 4Q21 ($ millions)	
Assets	$4,726
Gross Loans Held for Investments	$3,190
Deposits	$4,077
Loan-to-Deposit Ratio	78.2%
Core ROAA(1)	1.02%
Core ROAE(1)	10.8%
NPLs/Total Loans(HFI)(2)	0.41%
Tier 1 Risk-based Capital Ratio(3)	10.96%
Tier 1 Leverage Ratio(3)	9.73%
Total Risk-based Capital Ratio(3)	11.71%
TCE/TA(1)	7.76%



BFST Footprint
DALLAS
SHREVEPORT
MONROE
BANKING CENTERS
LOAN PRODUCTION OFFICES
BATON ROUGE
LAFAYETTE
LAKE CHARLES
NEW ORLEANS

BFST operates 42 banking centers and 3 LPOs across Louisiana and Texas

(1) Non-GAAP financial measure. See appendix for applicable reconciliation.
(2) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.
(3) Preliminary bank level ratios as of December 31, 2021. Consolidated capital ratios will not be available until the FR Y-9C is filed in February 2022.

EXECUTIVE MANAGEMENT



Jude Melville
Director, President and CEO

Age: 47
Year Started at BFST: 2006



Gregory Robertson
EVP, Chief Financial Officer

Age: 50
Year Started at BFST: 2011



Philip Jordan
EVP, Chief Banking Officer

Age: 49
Year Started at BFST: 2008



Keith Mansfield
EVP, Chief Operations Officer

Age: 45
Year Started at BFST: 2016



Mimi Singer Lee
EVP, Chief Human Resources Officer

Age: 45
Year Started at BFST: 2019



Mark Folse
Director, EVP and Chief Risk Officer

Age: 55
Year Started at BFST: 1998[1]



Jesse Jackson
EVP, Financial Institutions Group

Age: 46
Year Started at BFST: 2020



Saundra Strong
EVP, General Counsel

Age: 44
Year Started at BFST: 2021



Heather Roemer
SVP, Chief of Staff

Age: 40
Year Started at BFST: 2009

(1) Includes prior experience at Pedestal Bancshares, Inc.

RECENT CORPORATE HISTORY: SIGNIFICANT MILESTONES

2017
- Acquired Minden Bancorp, Inc. ($317.4M[1] in total assets)
- Completed $66 mm private placement of common stock
- Expanded de novo into DFW, TX market

2018
- Direct listing on NASDAQ under BFST ticker symbol
- Acquired Richland State Bancorp, Inc. ($316.4M[1] in total assets)
- Completed $29 mm follow-on equity offering of common stock
- $25 mm subordinated debt issuance

2019
- Opened second full-service location in DFW, TX
- Rebranded as b1BANK

2020
- Acquired Pedestal Bancshares, Inc. ($1.3B[1] in total assets)
- Participated in SBA PPP program ($604.3 mm)
- Participated in Main Street Lending Program ($327.8 mm)
- Establishment of Financial Institutions Group with team lift-out, based in Dallas, TX

2021
- Acquired Smith Shellnut Wilson, LLC in Jackson, MS
- Opened third DFW, TX location
- Self-managed $52.5 mm subordinated debt issuance
- PPP loan sale of $243.6 mm in 2Q 2021
- 2 banker team lift-outs in New Orleans, LA market
- Announced Texas Citizens Bank Transaction

Total Assets ($ millions)

2016	2017	2018	2019	2020	2021
$1,106	$1,321	$2,095	$2,274	$4,160	$4,726

2016 – 2021 Total Asset CAGR: 33.7%

Note: All periods as of December 31st.
(1) Fair value of total assets at closing

SMITH SHELLNUT WILSON, LLC (SSW) ACQUISITION

On March 22, 2021, Business First, through b1BANK, entered into a definitive agreement to acquire SSW, a registered investment advisor with approximately $3.5 billion[1] in assets under management, specializing in managing investment portfolios for corporations, foundations and individuals. The acquisition of SSW was subsequently completed on April 1, 2021. Assets under management of $6.2 billion[1] as of December 31, 2021, an increase of 77% since acquisition.

FINANCIAL INSTITUTIONS GROUP

The Financial Institutions Group was established in September 2020. Deposit balances as of December 31, 2021, total $228 million from 37 financial institutions, representing a 335% growth in 2021. Outstanding balances of participated loans total approximately $155 million to 30 financial institutions as of December 31, 2021.

SUBORDINATED DEBT ISSUANCE

On March 26, 2021, Business First issued $52.5 million in aggregate principal amount of its 4.250% fixed-to-floating subordinated notes due 2031. The subordinated notes were issued to certain qualified institutional buyers and institutional accredited investors in a private placement transaction that was exempt from registration under the Securities Act of 1933, as amended.

TEXAS CITIZENS BANK TRANSACTION

On October 21, 2021, Business First announced the signing of a definitive agreement under which Business First will acquire Texas Citizens and its wholly owned bank subsidiary, Texas Citizens Bank, National Association. Following the completed transaction which is expected to occur in 1Q22, the combined institution is expected to have total consolidated assets of approximately $5.3 billion.

(1) Does not include assets under management from Business First.

PRO FORMA FOOTPRINT



DALLAS / FORT WORTH REGION
NORTH LOUISIANA REGION
HOUSTON REGION
SOUTHWEST LOUISIANA REGION
CAPITAL REGION
GREATER NEW ORLEANS REGION
BAYOU REGION

Dallas Fort Worth Region

# of Banking Centers:	3
Total Loans:	$639.2
Total Deposits:	$189.8
Deposits / Banking Center	$63.3

North Louisiana Region[1]

# of Banking Centers:	9
Total Loans:	$601.5
Total Deposits:	$824.9
Deposits / Banking Center	$91.7

Capital Region

# of Banking Centers:	8
Total Loans:	$541.5
Total Deposits:	$815.4
Deposits / Banking Center:	$101.9

Houston Region (Texas Citizens)[3]

# of Banking Centers:	6
Total Loans:	$359.1
Total Deposits:	$482.8
Deposits / Banking Center	$80.5

Greater New Orleans Region[2]

# of Banking Centers:	2
Total Loans:	$491.3
Total Deposits:	$217.4
Deposits / Banking Center:	$108.7

Southwest Louisiana Region

# of Banking Centers:	14
Total Loans:	$543.7
Total Deposits:	$1,102.1
Deposits / Banking Center	$78.7

Bayou Region

# of Banking Centers:	6
Total Loans:	$376.2
Total Deposits:	$637.9
Deposits / Banking Center:	$106.3

Note: Dollars in millions. Financial data as of December 31, 2021. Deposit balances do not tie to consolidated figures as a result of wholesale deposits, timing differences and other items recorded at the corporate level. Loan amounts based on outstanding loan balance before accounting adjustments. Loan balances include balances at LPOs.

(1) Banking center count does not include LPO location – one in the region.
(2) Banking center count does not include LPO location – two in the region.
(3) Reflects pending acquisition of Texas Citizens. Data as of December 31, 2021.

Financial Results

BALANCE SHEET HIGHLIGHTS

For the quarter ended, $ millions	12/31/2021	Change vs. 9/30/2021	Change vs. 12/31/2020	Q4'21 Highlights
Gross Loans (Excl. HFS)	$3,189.6	4%	7%	- Loans held for investment increased $123.4 million, or 4.02% (16.10% annualized), largely attributable to loan originations in our construction and land and nonfarm, nonresidential real estate portfolios which were $83.7 million and $32.7 million, respectively.
ALLL + Fair Value Discount on Acquired Loans	$56.7	-1%	-3%	- ALLL + Fair Value Discount on Acquired Loans as a percentage of total loans excluding SBA PPP of 1.76%.
Investment Securities	$1,021.1	-1%	59%	- Securities portfolio slightly declined due to scheduled maturities.
Deposits	$4,077.3	8%	13%	- Organic deposit growth continues to build across the franchise. Portion of increase due to hurricane related deposits in the Baton Rouge, New Orleans, and Houma Markets and year-end tax related municipal deposits.
FHLB Borrowings	$82.0	71%	90%	- Borrowings increased by approximately $34 million due to the execution of a match funding strategy on a $60 million tranche of loans.
Total Equity	$433.4	1%	6%	- Total equity slightly increased compared to 3Q'21 growing approximately $3 million. Retained earnings grew approximately $9 million with the shift in AOCI offsetting that growth by appoximately $6 million.

Balance Sheet Ratios, $ actual	Actual 12/31/2021	Actual 9/30/2021	Actual 12/31/2020	Highlights
Total Risk-based Capital Ratio[1]	11.71 %	12.47 %	– %	
Tangible Common Equity / Tangible Assets[2]	7.76 %	8.25 %	8.45 %	
Tangible Book Value Per Share[2]	$17.71	$17.53	$16.80	
Gross Loans (Excl. HFS) / Deposits	78.23 %	81.37 %	82.71 %	

(1) Preliminary bank level ratios as of December 31, 2021. Consolidated capital ratios will not be available until the FR Y-9C is filed in February 2022. Ratio not available as of December 31, 2020, due to the bank's use of the Community Bank Leverage Ratio.
(2) Non-GAAP financial measure. See appendix for applicable reconciliation.

QUARTERLY FINANCIAL HIGHLIGHTS

		For the Quarter Ended,				
		12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Profitability	Diluted Earnings per Common Share	$0.59	$0.50	$0.84	$0.59	$0.67
	ROAA	1.05 %	0.95 %	1.58 %	1.15 %	1.37 %
	ROAE	11.20	9.47	16.57	11.86	13.86
	Net Interest Margin	3.57	3.71	3.87	4.23	4.26
	Efficiency Ratio[1]	65.55	67.73	56.20	59.40	60.27
	Core Pre-Tax, Pre-Provision Income[1] in millions	$15,368	$14,834	$25,827	$18,786	$19,924
	Core Diluted Earnings Per Common Share[1]	$0.57	$0.53	$0.90	$0.61	$0.68
	Core ROAA[1]	1.02 %	1.00 %	1.70 %	1.18 %	1.40 %
	Core ROAE[1]	10.84	10.03	17.79	12.14	14.17
	Net Interest Margin excluding loan discount accretion[1]	3.42	3.56	3.71	3.91	3.99
	Core Efficiency Ratio[1]	65.43	66.32	53.81	58.61	59.30
Capital	Tier 1 Leverage Ratio[2]	9.73 %	8.34 %	8.23 %	8.37 %	8.79 %
	Total Risk-based Capital Ratio[2]	11.71 %	12.47 %	13.24 %	13.95 %	-- %
	Tangible Common Equity / Tangible Assets[1]	7.76 %	8.25 %	8.41 %	8.07 %	8.45 %
	Tangible Book Value Per Share[1]	$17.71	$17.53	$17.24	$16.99	$16.80
Asset Quality	NPLs / Loans (Excl. TDRs)[3]	0.41 %	0.45 %	0.40 %	0.44 %	0.35 %
	Allowance for Loan Losses / Loans (Excl. HFS)	0.91	0.92	0.94	0.83	0.74
	ALLL + FV Discount on Acquired Lns/ Loans (Excl. HFS)	1.76	1.86	2.00	1.88	1.90
	NCOs / Average Loans	0.01	(0.01)	0.03	0.00	0.01

- Core PTPP Income[1] continues to improve quarter over quarter as a result of continued organic loan growth.
- Organic growth story continues with a 2nd 2021 New Orleans team (5 members) liftout in 4Q21 and additional production hire in DFW.
- Asset Quality remains steady while building loan loss reserve to support new loan growth.

(1) Non-GAAP financial measure. See appendix for applicable reconciliation.
(2) Preliminary bank level ratios as of December 31, 2021. Consolidated capital ratios will not be available until the FR Y-9C is filed in February 2022. Risk-based Capital Ratio not available for 2020 periods due to the bank's use of the Community Bank Leverage Ratio.
(3) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

STABLE CREDIT PERFORMANCE

Past Due Loans[1]



0.44%
$13.2
0.25%
$7.7
0.30%
$8.7
0.17%
$5.3
0.08%
$2.6
0.26%
4Q20
1Q21
2Q21
3Q21
4Q21
Past Due Loans to Total Loans
Peer Average
Past Due Loans

Nonperforming Loans[1]



0.88%
0.35%
$10.6
0.44%
$13.4
0.40%
$11.5
0.45%
$13.7
0.41%
$13.1
4Q20
1Q21
2Q21
3Q21
4Q21
Nonperforming Loans to Total Loans
Peer Average
NPLs

ALLL & FV Discount[2]



1.90%
0.74%
1.88%
0.83%
2.00%
0.94%
1.86%
0.92%
1.76%
0.91%
4Q20
1Q21
2Q21
3Q21
4Q21
ALLL+Discount to Total Loans
ALLL to Total Loans

Net Charge-offs



0.16%
0.01%
0.00%
0.03%
-0.01%
0.01%
4Q20
1Q21
2Q21
3Q21
4Q21
NCO/Average Loans
Peer Average

Note: Dollars in millions. Peer average based on average of last five quarters ending 3Q21. Gulf South Peer Group defined as: FBMS, FGBI, HBCP, ISTR, OBNK, RRBI

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

(2) Total Loans includes SBA PPP loan balances.

YIELD / RATE ANALYSIS


6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.59%
5.53%
5.13%
5.11%
4.93%
4.26%
4.23%
3.87%
3.71%
3.57%
3.99%
3.91%
3.71%
3.56%
3.42%
0.65%
0.50%
0.49%
0.48%
0.40%
0.45%
0.34%
0.33%
0.27%
0.25%
0.25%
0.25%
0.25%
0.25%
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
NIM
NIM ex. accretion(1)
Cost of Int. Bearing Deposits
Total Cost of Deposits
Loan Yield (excl. SBA PPP)
Target Fed Funds Rate

Note: Data is as of December 31, 2021. Chart based on GAAP data.
(1) NIM excluding loan discount accretion is a non-GAAP financial measure and excludes the accretion of the loan discount on acquired loans. See appendix for applicable reconciliation.

LOAN PORTFOLIO OVERVIEW – REPRICING OPPORTUNITY

Loan Portfolio HFI

46.0% of all loans HFI (excl. PPP) are floating/variable rate or fixed rate maturing within the next 12-months

87.9% of all floating rate loans would reprice immediately with a shift in interest rates



7.1%
11.8%
16.0%
11.1%
54.0%

	% of Total Loans	Weighted Avg. Rate[1]
Fixed Rate Loans (mature > 1 year)	54.0%	4.49%
Fixed Rate Loans (mature < 1 year)	11.1%	4.64%
Floating Rate with Floors	16.0%	4.19%
Floating Rate without Floors	11.8%	3.93%
Adjustable Rate Loans	7.1%	5.24%
Total	**100.0%**	**4.45%**



All Floating Rate Loans
Floating Loans with Active Floors
% of Floating Rate Loans set to Reprice
87.9%
16.2%
92.2%
45.7%
95.5%
68.5%
99.1%
94.1%
100.0%
100.0%
+25 bps
+50 bps
+75 bps
+100 bps
> +100 bps
Assumed Shift in Interest Rates

	Repricing Opportunity Given the Below Shift in Interest Rates				
Floating Rate Loan Summary	0.00% - +0.25%	+0.25% - +0.50%	+0.50% - +0.75%	+0.75% - +1.00%	> +1.00%
Total Outstanding Balance	$ 783.5	$ 37.9	$ 29.2	$ 32.8	$ 7.6
% of Total	87.9%	4.3%	3.3%	3.7%	0.9%
Weighted Average Rate[1]	4.05%	4.17%	4.51%	4.31%	4.67%

- 27.8% of total loans HFI are floating rate
  - 87.9% of all floating-rate loans would reprice immediately with a shift in interest rates
  - 14.4% of floating-rate loans maintain "active" floors
- 82.9% of floating-rate loans float on the WSJ Prime Daily Index
- 65.1% of total loans HFI are fixed-rate
  - 18.2% of fixed-rate loans mature within the next twelve months[2]

Note: Dollars in millions. Data is as of December 31, 2021. Loan balances are before accounting adjustments and exclude SBA PPP loan balances. "Active" floors reflect a current floating rate below the respective floor.

(1) Reflects weighted average rate for the month-end December 31, 2021.

(2) Includes adjustable rate loans.

RECORD FINANCIAL RESULTS IN FY 2021

2021 Highlights

Loan growth of $198.3 million. Excluding SBA PPP loans, loans increased $508.3 million, or 19%.

Deposit growth of $460.6 million, or 12.7%

Continuation of organic production hires with 2 New Orleans team liftouts, 3rd DFW LPO, Ruston LPO, and other production hires across the footprint.

Stable NIM driven by loan and deposit growth, consistent loan yield, and the reduction of interest expense.

Improved core efficiency ratio[3] post-closing of the Pedestal transaction, achieved through scale efficiencies, footprint redistribution and continued branch evaluation

PPP loan sale in 2Q 2021 of $243.6 million



Gross Loans
$975.5
$1,528.5
$1,710.3
$2,991.4
$3,189.6
2017Y
2018Y
2019Y
2020Y
2021Y



Total Deposits
$1,055.5
$1,733.9
$1,782.0
$3,616.7
$4,077.3
2017Y
2018Y
2019Y
2020Y
2021Y



Net Income(1)
$4.8
$4.8
$16.8
$14.1
$24.6
$23.8
$37.5
$30.0
$53.9
$52.1
2017Y
2018Y
2019Y
2020Y
2021Y



ROAA(1)
0.40%
0.40%
1.00%
0.84%
1.15%
1.11%
1.09%
0.88%
1.22%
1.18%
2017Y
2018Y
2019Y
2020Y
2021Y



NIM(2)
4.01%
3.64%
4.02%
3.94%
4.10%
3.97%
4.06%
3.85%
3.84%
3.64%
2017Y
2018Y
2019Y
2020Y
2021Y



Efficiency Ratio(3)
73.7%
71.8%
64.4%
67.8%
61.8%
2017Y
2018Y
2019Y
2020Y
2021Y

Note: Dollars in millions.

(1) The orange shaded areas represent core results which are non-GAAP financial measures. See appendix for applicable reconciliation.

(2) The blue shaded areas represent core results which are non-GAAP financial measures. See appendix for applicable reconciliation.

(3) Non-GAAP financial measure. See appendix for reconciliation.

PROFITABILITY AND VALUATION PEER COMPARISON

ROAA (FY 2021)


1.18%
1.14%
1.21%
1.22%
BFST Actual
Gulf South Peers (1)
Nationwide Peers (2)
BFST Core (3)

ROAE (FY 2021)


12.3%
11.9%
13.0%
12.67%
BFST Actual
Gulf South Peers (1)
Nationwide Peers (2)
BFST Core (3)

Efficiency Ratio[3] (FY 2021)


61.8%
56.8%
60.9%
60.6%
BFST Actual
Gulf South Peers (1)
Nationwide Peers (2)
BFST Core (3)

Price/TBVPS[3] (FY 2021)


1.60x
1.35x
1.40x
BFST Actual
Gulf South Peers (1)
Nationwide Peers (2)

Price/EPS (FY 2021)


11.1x
11.2x
11.1x
10.7x
BFST Actual
Gulf South Peers (1)
Nationwide Peers (2)
BFST Core (3)

Price/PTPP[3] EPS (FY 2021)


7.9x
8.0x
8.3x
7.7x
BFST Actual
Gulf South Peers (1)
Nationwide Peers (2)
BFST Core (3)

(1) Analysis is based on mean consensus analyst estimates, market data, and current consensus FY 2021 Estimates as of January 18, 2022. Gulf South Peer Group includes: OBNK, FBMS, HBCP, ISTR, FGBI, RRBI. Figures reflect median values.

(2) Analysis is based on mean consensus analyst estimates, market data, and current consensus FY 2021 Estimates as of January 18, 2022. Nationwide Peer Group includes major-exchange traded banks between $2B-$5B in assets with published analyst estimates; excludes merger targets and ethnically-focused banks. Figures reflect median values.

(3) Non-GAAP financial measure. See appendix for reconciliation.

BUSINESS FIRST BANCSHARES

Loan Portfolio

OPERATING LOAN GROWTH


Loan Composition by Region
3,500
3,000
2,500
2,000
1,500
1,000
500
0
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21
% of portfolio
20.0%
15.3%
11.8%
17.1%
18.8%
17.0%
Capital
North Louisiana
Southwest Louisiana
Bayou
Greater New Orleans
Dallas


FY 2021 Loan Growth Waterfall
$2,691
$1,640
$(369)
$(781)
$17
$3,198
Net Operating Growth of 18.8%
Beginning Loans
Originations
Paydowns
Payoffs
Net Refinance
Ending Loans

Note: Data is as of December 31, 2021. Dollars in millions. Loans balances are before accounting adjustments and exclude SBA PPP loan balances.

LOAN COMPOSITION



Farmland, 2.7%
Home Equity Loans, 2.6%
Consumer & Other, 3.6%
Multi-Family, 3.1%
Commercial, 22.5%
1-4 Family, 12.1%
Construction & Land, 17.2%
OOCRE, 19.6%
NOOCRE, 16.5%

COMMERCIAL	
Outstanding:	$717 million
Unfunded:	$361 million
Average Loan:	$242 thousand
NPL %[(1)]:	0.70%

OOCRE	
Outstanding:	$625 million
Unfunded:	$51 million
Average Loan:	$654 thousand
NPL %[(1)]:	0.34%

NOOCRE	
Outstanding:	$526 million
Unfunded:	$50 million
Average Loan:	$989 thousand
NPL %[(1)]:	0.09%

CONSTRUCTION & LAND	
Outstanding:	$549 million
Unfunded:	$324 million
Average Loan:	$388 thousand
NPL %[(1)]:	0.24%

1-4 FAMILY	
Outstanding:	$386 million
Unfunded:	$14 million
Average Loan:	$129 thousand
NPL %[(1)]:	0.85%

Note: Loan composition excludes SBA PPP loans as of December 31, 2021.

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

LOAN COMPOSITION: COMMERCIAL



Commercial Loans By Collateral
Agricultural, 3.9%
Cash/Securities, 11.0%
AR & Inventory, 36.7%
Titled Collateral, 13.5%
All Other, 18.1%
Equipment, 16.7%

Weighted average maturity of Commercial portfolio is 3.15 years

Continuous monitoring of unfunded commitments and line of credit usage



Commercial Line Utilization
Weekly Average Utilization: 46.8%
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
1-Oct
8-Oct
15-Oct
22-Oct
29-Oct
5-Nov
12-Nov
19-Nov
26-Nov
3-Dec
10-Dec
17-Dec
24-Dec
31-Dec

Note: Data is as of December 31, 2021. Percentages based on loan balances before accounting adjustments and excludes SBA PPP loan balances.

LOAN COMPOSITION: COMMERCIAL REAL ESTATE

C&D Composition



13.7%
12.5%
5.1%
2.1%
10.0%
6.9%
13.8%
10.8%
5.6%
19.3%

C&D Portfolio

Raw Land	12.5%
Vacant Residential Lots	10.0%
Vacant Commercial Lots	13.8%
Land Development - Residential	19.3%
Residential Construction - OORE	5.6%
Residential Construction - Non OORE	10.8%
Commercial Construction - Retail	6.9%
Commercial Construction - Office	2.1%
Commercial Construction - Apartment/Multi-Family	5.1%
Commercial Construction - Other	13.7%
Total C&D	**100.0%**
Total C&D Portfolio	**$548,528**
Average Loan Size	**$388**

CRE Composition - Owner Occupied



0.1%
10.1%
17.6%
16.6%
18.0%
37.6%

Owner Occupied CRE Portfolio

Hotel/Motel	0.1%
Office Building	10.1%
Office/Warehouse	16.6%
Retail	18.0%
Commercial Building	37.6%
Other	17.6%
Total CRE - Owner Occupied	**100.0%**
Total CRE - Owner Occupied Portfolio	**$825,017**
Average Loan Size	**$654**

CRE Composition - Income Producing



8.7%
18.7%
13.1%
27.3%
4.7%
4.8%
7.2%
15.5%

Income Producing CRE Portfolio

Hotel/Motel	18.7%
Office Building	13.1%
Office/Warehouse	4.7%
Warehouse	4.8%
Retail - Single Tenant	7.2%
Retail - Multi Tenant	15.5%
Commercial Building	27.3%
Other	8.7%
Total CRE - Income Producing	**100.0%**
Total CRE - Income Producing Portfolio	**$525,977**
Average Loan Size	**$989**

Note: Dollars in thousands. Data is as of December 31, 2021. Based on loan balances before accounting adjustments and excludes SBA PPP loan balances.

SECTORS IN FOCUS: INDUSTRY COMPOSITION



Retail, 10.5%
Oil and Gas, 5.8%
Hotel and Motels, 3.6%
Food and Drink Services, 3.2%
Other Hospitality, 1.5%
All Others, 75.5%

Loan portfolio sectors of internal focus determined by current market conditions

- Oil & Gas volatility
- Economic uncertainty related to COVID

Year over year outstanding balances of sectors in focus have remained relatively flat as a percentage of portfolio with stable asset quality

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $(1)	Past Due %	NPL $(1)	NPL%
Sectors in Focus	$784,140	24.5%	$729	$5	0.00%	$3,296	0.42%
All Other	$2,414,096	75.5%	$181	$2,585	0.11%	$9,794	0.36%
TOTAL	$3,198,235	100.0%	$230	$2,590	0.08%	$13,090	0.41%

Note: Dollars in thousands. Data is as of December 31, 2021. Loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.
(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

SECTORS IN FOCUS: OIL AND GAS LENDING



Oil and Gas Loans By Function
Construction, 7.6%
Repairs & Maintenance, 16.8%
Other, 10.6%
Manufacturing, 10.6%
Transportation, 17.6%
Professional Services, 20.4%
Equipment Sales and Rental, 16.4%

Oil & Gas portfolio concentration continues to decrease reaching 5.8% of the portfolio

- 4Q20 7.6% of total loan portfolio
- 4Q21 5.8% of total loan portfolio

ALLL + Fair Value Discount on Acquired Loans for Oil and Gas loans totals $15.3 million

- 8.3% of Oil and Gas Portfolio balances
- $13.2 million is related to Pedestal loans

No Shared National Credits in Oil & Gas portfolio

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $(1)	Past Due %	NPL $(1)	NPL%
Repairs & Maintenance	$30,956	1.0%	$534	$0	0.00%	$1,918	6.20%
Equipment Sales and Rental	$30,213	0.9%	$504	$0	0.00%	$0	0.00%
Transportation	$32,379	1.0%	$456	$0	0.00%	$0	0.00%
Professional Services	$37,466	1.2%	$646	$0	0.00%	$0	0.00%
Manufacturing	$19,559	0.6%	$425	$0	0.00%	$0	0.00%
Construction	$14,046	0.4%	$327	$0	0.00%	$0	0.00%
Other	$19,463	0.6%	$572	$5	0.02%	$90	0.46%
TOTAL	**$184,081**	**5.8%**	**$498**	**$5**	**0.00%**	**$2,008**	**1.09%**

Note: Dollars in thousands. Data is as of December 31, 2021. Loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.
(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

SECTORS IN FOCUS: RETAIL LENDING


Retail
Retail non CRE, 10.1%
Single Tenant, 47.6%
Multi-Tenant, 42.3%

Performance continues to remain stable quarter over quarter

No significant concentrations across the portfolio

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $[1]	Past Due %	NPL $[1]	NPL%
Single Tenant	$159,298	5.0%	$653	$0	0.00%	$0	0.00%
Multi-Tenant	$141,500	4.4%	$1,965	$0	0.00%	$0	0.00%
Retail Exposure non CRE	$33,889	1.1%	$257	$0	0.00%	$426	1.26%
TOTAL	**$334,687**	**10.5%**	**$747**	**$0**	**0.00%**	**$426**	**0.13%**

Note: Dollars in thousands. Data is as of December 31, 2021. Loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.
(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

SECTORS IN FOCUS: HOSPITALITY LENDING



Hotels and Motels
NonFlagged Hotels & Motels, 16.1%
Short-Term, Stay/Bed & Breakfast, 9.3%
Flagged Hotels and Motels, 74.7%



Food and Drink Services
Bars, Taverns, Pubs, 2.8%
Caterers, 0.1%
Restaurant Suppliers, 2.3%
Full-Service Restaurants, 33.0%
Limited-Service Restaurants, 61.7%

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $(1)	Past Due %	NPL $(1)	NPL%
Hotels and Motels	$114,243	3.6%	$2,431	$0	0.00%	$14	0.01%
Food and Drink Services	$102,561	3.2%	$625	$0	0.00%	$850	0.83%
Other Hospitality	$48,568	1.5%	$1,214	$0	0.00%	$0	0.00%
TOTAL	$265,372	8.3%	$1,057	$0	0.00%	$863	0.33%

Note: Dollars in thousands. Data is as of December 31, 2021. Loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

LIQUIDITY AND DEPOSITS

- Core deposits (excl. jumbo CDs) represent 92.7% of total deposits
- $548.6 million, or 79.2% of total CDs, will reprice within the next 12 months[2], providing opportunity to further reduce cost of funds and improve the funding profile
- > $2 billion in liquidity available

Liquidity Sources		
FHLB Borrowings Capacity	$	1,020
Unencumbered Securities	$	648
Cash Reserves	$	265
Fed Funds Lines Available	$	154
FRB Discount Window[1]	$	350
Total	**$**	**2,437**

Deposit Composition



Other CDs 9.7%
CDs > $250K 7.3%
Savings 7.8%
$4.08B
Noninterest Bearing DDA 31.7%
Interest Bearing DDA 4.9%
NOW Accounts 14.3%
MMDA 24.4%
Non-Interest Bearing
NOW & Int. Bearing DDA
MMDA & Savings
Time Deposits

Historical Deposit Composition



Total Deposit CAGR: 34.3%
$933
$338
$218
$151
$224
$1,056
$354
$257
$180
$265
$1,734
$571
$429
$351
$382
$1,782
$595
$447
$341
$399
$3,617
$810
$954
$689
$1,164
$4,077
$693
$1,314
$780
$1,291
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/2021
Non-Interest Bearing
NOW & Int. Bearing DDA
MMDA & Savings
Time Deposits

Note: Dollars in millions. Data as of December 31, 2021.
(1) Estimate based on pledging capacity.
(2) CD repricing timeline as of December 31, 2021.

SECURITIES PORTFOLIO

- Portfolio's main purpose is to serve as a source of on balance sheet liquidity
- 100% of securities are classified as available for sale (AFS)
- $924.2 million in securities AFS, primarily concentrated in agency MBS and municipal securities
  - 4Q21 weighted average yield of 1.50%
  - Weighted average life of 4.9 years
  - Estimated effective duration of 4.6 years
  - $373 million AFS securities pledged as collateral

AFS Securities Portfolio



U.S. Government Agencies 4.9%
Corporate Securities 4.6%
Municipal Securities 36.5%
$1.02B
Mortgage-Backed Securities 54.1%

	Book Value	Market Value	Net Unrealized Gain / (Loss)
Municipal Securities	$ 370.4	$ 372.1	$ 1.7
Mortgage-Backed Securities	555.4	552.1	(3.3)
Corporate Securities	45.9	46.6	0.7
U.S. Government Agencies	50.6	49.8	(0.8)
Total AFS Securities	**$ 1,022.3**	**$ 1,020.6**	**$ (1.7)**

Note: Dollars in millions. Data as of December 31, 2021.

BUSINESS FIRST BANCSHARES

APPENDIX

HISTORICAL FINANCIAL SUMMARY

	For the Fiscal Year Ended December 31,				
	2017	2018	2019	2020	2021
Balance Sheet & Capital					
Total Assets	$1,321,256	$2,094,896	$2,273,835	$4,160,360	$4,726,378
Gross Loans (Excl. HFS)	975,284	1,528,469	1,710,265	2,991,355	3,189,608
Deposits	1,055,533	1,733,934	1,782,010	3,616,679	4,077,283
Total Equity	179,935	260,058	285,097	409,963	433,368
Tangible Common Equity / Tangible Assets[1]	13.04 %	9.90 %	10.36 %	8.45 %	7.76 %
Tier 1 Leverage Ratio[2]	13.53	11.66	10.56	8.79	9.73
Total Risk-based Capital Ratio[2]	15.23	13.91	13.30	--	11.71
Net Loans (Excl. HFS) / Assets	73.15 %	72.43 %	74.68 %	71.37 %	66.87 %
Gross Loans (Excl. HFS) / Deposits	92.40	88.15	95.97	82.71	78.23
NIB Deposits / Deposits	25.07	22.05	22.38	32.19	31.66
Commercial Loans / Loans (Excl. HFS)[3]	26.09	23.79	24.27	21.60	22.62
C&D / Total Risk-Based Capital[4]	118.8 %	94.6 %	96.0 %	106.0 %	117.0 %
CRE / Total Risk-Based Capital[4]	286.1	216.4	222.5	262.0	250.1
Asset Quality					
NPLs / Loans (Excl. TDRs)[5]	1.30 %	0.93 %	0.53 %	0.35 %	0.41 %
NPAs / Assets (Excl. TDRs)[5]	0.98	0.77	0.58	0.48	0.31
Reserves / Loans (Excl. HFS)	0.90	0.73	0.71	0.74	0.91
NCOs / Average Loans	0.41	0.00	0.10	0.06	0.03
Profitability Ratios					
Net Income	$4,848	$14,091	$23,772	$29,994	$52,136
ROAA	0.40 %	0.84 %	1.11 %	0.88 %	1.18 %
ROAE	3.68	7.04	8.70	8.42	12.25
Net Interest Margin	4.01 %	4.02 %	4.10 %	4.06 %	3.84 %
Efficiency Ratio	73.70	71.78	64.37	67.75	61.84
Non-Interest Income / Avg. Assets	0.47	0.46	0.50	0.63	0.80
Non-Interest Expense / Avg. Assets	3.07	2.99	2.74	2.95	2.66

Note: Dollars in thousands.

(1) Non-GAAP Financial measure. See appendix for applicable reconciliation.
(2) Preliminary bank level ratios as of December 31, 2021. Consolidated capital ratios will not be available until the FR Y-9C is filed in February 2022. Total Capital Ratio not available for FY 2020 due to the bank's use of the Community Bank Leverage Ratio.
(3) Excludes SBA PPP loans.
(4) Calculated at the bank level based on FDIC call report data.
(5) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

COMMERCIAL REAL ESTATE – HISTORICAL PERFORMANCE

	Q4'15	Q4'16	Q4'17	Q4'18	Q4'19	Q4'20	Q4'21
Construction - 1-4 Family Residential	$ 25,032	$ 29,683	$ 37,565	$ 55,485	$ 60,780	$ 68,503	$ 90,861
Other Const, Development, Vacant Land & Lots	72,840	64,742	105,970	155,569	183,401	334,562	457,667
Total Construction	**97,872**	**94,425**	**143,535**	**211,054**	**244,181**	**403,065**	**548,528**
% of Total Loans [1]	*12.5%*	*11.6%*	*14.7%*	*13.8%*	*14.2%*	*14.8%*	*17.1%*
% of Total Bank Capital	*86.6%*	*80.1%*	*119.1%*	*94.6%*	*96.0%*	*106.0%*	*117.0%*
Multi-Family Properties	26,058	22,737	20,717	39,273	36,454	95,707	97,508
Commercial Rental	140,150	135,901	174,552	226,723	284,795	496,198	525,977
Other Loans for Real Estate Purposes [2]	7,333	6,541	6,869	5,731	708	736	500
Total Outstanding CRE Exposure	**$ 271,413**	**$ 259,604**	**$ 345,673**	**$ 482,781**	**$ 566,138**	**$ 995,706**	**$ 1,172,513**
% of Total Loans [1]	*34.8%*	*31.8%*	*35.4%*	*31.6%*	*33.0%*	*36.6%*	*36.5%*
% of Total Bank Capital	*240.3%*	*220.2%*	*286.8%*	*216.4%*	*222.5%*	*262.0%*	*250.1%*
Total Committed CRE Loans	$ 337,686	$ 322,962	$ 442,568	$ 568,607	$ 696,148	$ 1,191,282	$ 1,566,089
Credit Ratings							
Pass-Watch / Special Mention %	3.9%	4.2%	1.1%	1.6%	0.5%	1.7%	2.7%
Classified %	5.6%	1.7%	1.1%	0.9%	0.9%	0.7%	1.2%
Total Watch List % [3]	9.5%	5.9%	2.3%	2.5%	1.4%	2.4%	3.9%
Past Dues [4]							
Nonaccrual Loans	$ 3,755	$ 1,283	$ 2,791	$ 550	$ 1,449	$ 1,578	$ 1,701
Past Due 90 days or more	-	-	-	-	-	77	-
Total Past Due	$ 3,755	$ 1,283	$ 2,791	$ 550	$ 1,449	$ 1,654	$ 1,701
Total Past Due / Total CRE Loans	*1.4%*	*0.5%*	*0.8%*	*0.1%*	*0.3%*	*0.2%*	*0.1%*
Net Charge Offs YTD [5]	$ 99	$ (431)	$ 9	$ (322)	$ (2)	$ 14	$ 147
Net Charge Offs YTD / CRE Loans	*0.04%*	*(0.17%)*	*0.00%*	*(0.07%)*	*(0.00%)*	*0.00%*	*0.01%*

Note: Dollars in thousands.

(1) Total Loans based on outstanding loan balances prior to accounting adjustments and exclude SBA PPP loan balances.
(2) Other Loans for Real Estate Purpose balances based on loan-level data and do not reflect accounting adjustments for fees or discounts.
(3) Percentage based on CRE loans outstanding.
(4) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.
(5) Q4'17 NCOs excludes $600 thousand charge-off required to recognize a purchase discount gain of $2.4 million as a result of the American Gateway transaction.

OIL AND GAS LENDING –HISTORICAL PERFORMANCE

	Q4'15	Q4'16	Q4'17	Q4'18	Q4'19	Q4'20	Q4'21
Upstream	$ 13,878	$ 14,392	$ 17,742	$ 12,530	$ 9,639	$ 2,305	$ 246
Midstream	17,422	35,024	25,490	18,148	6,518	$ 1,669	$ 1,048
Downstream	14,248	11,766	10,144	8,578	4,511	$ 467	$ 76
Support / Services	79,313	73,142	70,765	86,802	77,221	$ 202,710	$ 182,711
Total Energy Exposure	**$ 124,862**	**$ 134,323**	**$ 124,140**	**$ 126,058**	**$ 97,888**	**$ 207,151**	**$ 184,081**
% of Total Loans	*16.0%*	*16.4%*	*12.7%*	*8.2%*	*5.7%*	*7.6%*	*5.8%*
% of Total Bank Capital	*110.5%*	*113.9%*	*103.0%*	*56.5%*	*38.5%*	*54.5%*	*39.3%*
Total Committed Energy Loans	$ 160,537	$ 178,151	$ 160,313	$ 178,073	$ 146,138	$ 279,573	$ 243,052
Credit Ratings							
Pass-Watch / Special Mention %	27.1%	17.1%	17.5%	8.6%	12.1%	8.7%	11.1%
Classified %	0.8%	5.7%	3.1%	7.0%	3.6%	3.2%	2.9%
Total Watch List % [1]	27.8%	22.7%	20.6%	15.6%	15.7%	12.0%	14.0%
Past Dues[2]							
Nonaccrual Loans	$ 949	$ 1,125	$ 3,882	$ 2,020	$ 23	$ 394	$ 2,008
Past Due 90 days or more	-	-	-	-	-	71	-
Total Past Due	$ 949	$ 1,125	$ 3,882	$ 2,020	$ 23	$ 465	$ 2,008
Total Past Due / Total Energy Loans	*0.8%*	*0.8%*	*3.1%*	*1.6%*	*0.0%*	*0.2%*	*1.1%*
Net Charge Offs YTD	$ 612	$ 667	$ 2,889	$ -	$ 1,500	$ 251	$ (280)
Net Charge Offs YTD/ Energy Loans	*0.5%*	*0.5%*	*2.3%*	*0.0%*	*1.5%*	*0.1%*	*(0.2%)*

Note: Dollars in thousands. Total Loans based on outstanding loan balances prior to accounting adjustments and exclude SBA PPP loan balances.
(1) Percentage based on Energy loans outstanding.
(2) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Net Income, ROAA, NIM excluding loan discount accretion	For the Year Ended December 31,					Fiscal Quarter				
	2017	2018	2019	2020	2021	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21
Core Net Income:										
Net Income	$ 4,848	$ 14,091	$ 23,772	$ 29,994	$ 52,136	$ 13,834	$ 12,329	$ 17,428	$ 10,311	$ 12,068
Adjustments[1]:										
Sale of Impaired Credit	$ (1,815)	$ (69)	$ (72)	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Deferred Tax Asset write-down	$ 1,668	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Employee Share Awards- NASDAQ Listing	$ -	$ 93	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ -	$ (280)	$ 568	$ 277	$ 799	$ (125)	$ -	$ 427	$ 310	$ 62
(Gain)/Loss on Sale of Securities	$ -	$ (6)	$ (84)	$ (107)	$ (299)	$ (12)	$ 4	$ 39	$ 9	$ (351)
(Gain)/Loss on Sale of Banking Center			$ (243)	$ -	$ (354)	$ -	$ -	$ -	$ -	$ (354)
Occupancy and bank premises-hurricane repair	$ -	$ -	$ -	$ -	$ 1,230	$ -	$ 277	$ 741	$ 167	$ 45
Stock Option Exercises	$ -	$ -	$ -	$ (530)	$ -	$ -	$ -	$ -	$ -	$ -
Acquisition-related expenses	$ 129	$ 2,945	$ 603	$ 7,832	$ 407	$ 448	$ 8	$ 74	$ 121	$ 204
Core Net Income	$ 4,830	$ 16,774	$ 24,545	$ 37,466	$ 53,919	$ 14,145	$ 12,618	$ 18,709	$ 10,918	$ 11,674
Core Return on Average Assets:										
Net Income	$ 4,848	$ 14,091	$ 23,772	$ 29,994	$ 52,136	$ 13,834	$ 12,329	$ 17,428	$ 10,311	$ 12,068
Core Net Income	$ 4,830	$ 16,774	$ 24,545	$ 37,466	$ 53,919	$ 14,145	$ 12,618	$ 18,709	$ 10,918	$ 11,674
Average Assets	$ 1,199,788	$ 1,682,177	$ 2,136,081	$ 3,426,120	$ 4,403,670	$ 4,029,660	$ 4,276,430	$ 4,399,911	$ 4,353,885	$ 4,584,460
ROAA	0.40%	0.84%	1.11%	0.88%	1.18%	1.37%	1.15%	1.58%	0.95%	1.05%
Core ROAA	0.40%	1.00%	1.15%	1.09%	1.22%	1.40%	1.18%	1.70%	1.00%	1.02%
ROAE	3.68%	7.04%	8.70%	8.42%	12.25%	13.86%	11.86%	16.57%	9.47%	11.20%
Core ROAE	3.67%	8.38%	8.98%	10.51%	12.67%	14.17%	12.14%	17.79%	10.03%	10.84%
Average Diluted Shares Outstanding	8,003,822	11,545,943	13,670,777	18,243,445	20,634,281	20,726,648	20,738,013	20,827,786	20,513,838	20,462,317
Diluted Earnings per Common Share	60.57%	$ 1.22	$ 1.74	$ 1.64	$ 2.53	$ 0.67	$ 0.59	$ 0.84	$ 0.50	$ 0.59
Core Diluted Earnings per Common Share	60.35%	$ 1.45	$ 1.80	$ 2.05	$ 2.61	$ 0.68	$ 0.61	$ 0.90	$ 0.53	$ 0.57
Net Interest Margin excluding loan discount accretion:										
Net Interest Income	$ 44,372	$ 62,229	$ 80,198	$ 127,646	$ 153,884	$ 39,584	$ 40,301	$ 37,945	$ 37,294	$ 38,344
Adjustments:										
Loan purchase discount accretion	(4,135)	(1,278)	(2,602)	(6,592)	(7,750)	(2,567)	(3,063)	(1,617)	(1,511)	(1,559)
Adjusted Net Interest Income	$ 40,237	$ 60,951	$ 77,596	$ 121,054	$ 146,134	$ 37,017	$ 37,238	$ 36,328	$ 35,783	$ 36,785
Average Interest-earning Assets	$ 1,106,123	$ 1,547,806	$ 1,956,719	$ 3,145,743	$ 4,011,773	$ 3,714,828	$ 3,811,335	$ 3,920,569	$ 4,016,063	$ 4,299,135
Net Interest Margin	4.01%	4.02%	4.10%	4.06%	3.84%	4.26%	4.23%	3.87%	3.71%	3.57%
Net Interest Margin excluding loan discount accretion	3.64%	3.94%	3.97%	3.85%	3.64%	3.99%	3.91%	3.71%	3.56%	3.42%

Note: Dollars in thousands except per share data.

(1) Adjustments are net of tax.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TCE / TBV

	Fiscal Quarter				
	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 409,963	$ 416,701	$ 431,006	$ 430,221	$ 433,368
Adjustments:					
Goodwill	(53,862)	(53,753)	(60,062)	(60,062)	(59,894)
Core deposit and other intangibles	(9,734)	(9,406)	(13,271)	(12,835)	(12,203)
Total Tangible Common Equity	$ 346,367	$ 353,542	$ 357,673	$ 357,324	$ 361,271
Tangible Assets					
Total Assets	$4,160,360	$4,443,586	$4,323,959	$4,405,217	$4,726,378
Adjustments:					
Goodwill	(53,862)	(53,753)	(60,062)	(60,062)	(59,894)
Core deposit and other intangibles	(9,734)	(9,406)	(13,271)	(12,835)	(12,203)
Total Tangible Assets	$4,096,764	$4,380,427	$4,250,626	$4,332,320	$4,654,281
Common Equity to Total Assets	9.85%	9.38%	9.97%	9.77%	9.17%
Tangible Common Equity to Tangible Assets	8.45%	8.07%	8.41%	8.25%	7.76%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 409,963	$ 416,701	$ 431,006	$ 430,221	$ 433,368
Adjustments:					
Goodwill	(53,862)	(53,753)	(60,062)	(60,062)	(59,894)
Core deposit and other intangibles	(9,734)	(9,406)	(13,271)	(12,835)	(12,203)
Total Tangible Common Equity	$ 346,367	$ 353,542	$ 357,673	$ 357,324	$ 361,271
Common shares outstanding	20,621,437	20,804,753	20,740,759	20,383,504	20,400,349
Book Value per Common Share	$ 19.88	$ 20.03	$ 20.78	$ 21.11	$ 21.24
Tangible Book Value per Common Share	$ 16.80	$ 16.99	$ 17.24	$ 17.53	$ 17.71

Note: Dollars in thousands except per share data.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TCE / TBV					
	For the Year Ended December 31,				
	2017	2018	2019	2020	2021
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 179,935	$ 260,058	$ 285,097	$ 409,963	$ 433,368
Adjustments:					
Goodwill	(6,824)	(49,488)	(48,495)	(53,862)	(59,894)
Core deposit and other intangibles	(2,003)	(7,885)	(6,694)	(9,734)	(12,203)
Total Tangible Common Equity	$ 171,108	$ 202,685	$ 229,908	$ 346,367	$ 361,271
Tangible Assets					
Total Assets	$ 1,321,256	$ 2,094,896	$ 2,273,835	$ 4,160,360	$ 4,726,378
Adjustments:					
Goodwill	(6,824)	(49,488)	(48,495)	(53,862)	(59,894)
Core deposit and other intangibles	(2,003)	(7,885)	(6,694)	(9,734)	(12,203)
Total Tangible Assets	$ 1,312,429	$ 2,037,523	$ 2,218,646	$ 4,096,764	$ 4,654,281
Common Equity to Total Assets	13.62%	12.41%	12.54%	9.85%	9.17%
Tangible Common Equity to Tangible Assets	13.04%	9.95%	10.36%	8.45%	7.76%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 179,935	$ 260,058	$ 285,097	$ 409,963	$ 433,368
Adjustments:					
Goodwill	(6,824)	(49,488)	(48,495)	(53,862)	(59,894)
Core deposit and other intangibles	(2,003)	(7,885)	(6,694)	(9,734)	(12,203)
Total Tangible Common Equity	$ 171,108	$ 202,685	$ 229,908	$ 346,367	$ 361,271
Common shares outstanding	10,232,495	13,213,280	13,279,363	20,621,437	20,400,349
Book Value per Common Share	$ 17.58	$ 19.68	$ 21.47	$ 19.88	$ 21.24
Tangible Book Value per Common Share	$ 16.72	$ 15.34	$ 17.31	$ 16.80	$ 17.71

Note: Dollars in thousands except per share data.

Core Efficiency Ratio							
	Fiscal Quarter					Fiscal Year Ended	
	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21	12/31/2020	12/31/2021
Core Efficiency Ratio:							
Noninterest Expense	$ 29,602	$ 26,963	$ 31,116	$ 29,567	$ 29,415	$ 100,993	$ 117,061
Core Adjustments	$ (568)	$ (360)	$ (1,032)	$ (356)	$ (323)	$ (9,630)	$ (2,071)
Net Interest and Noninterest Income	$ 49,116	$ 45,389	$ 55,371	$ 43,653	$ 44,874	$ 149,075	$ 189,287
Core Adjustments	$ (158)	$ -	$ 540	$ 392	$ (413)	$ 351	$ 519
Efficiency Ratio	60.27%	59.40%	56.20%	67.73%	65.55%	67.75%	61.84%
Core Efficiency Ratio	59.30%	58.61%	53.81%	66.32%	65.43%	61.14%	60.58%

Note: Dollars in thousands.

Core Pre-tax, Pre-provision Earnings					
	Fiscal Quarter				
	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21
Core pre-tax, pre-provision earnings:					
Pre-tax, pre-provision earnings	$ 19,529	$ 18,421	$ 24,205	$ 14,075	$ 15,904
Adjustments:					
Sale of Impaired Credit	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ (158)	$ -	$ 540	$ 392	$ 78
(Gain)/Loss on Sale of Securities	$ (15)	$ 5	$ 50	$ 11	$ (444)
(Gain)/Loss on Sale of Banking Center	$ -	$ -	$ -	$ -	$ (492)
Occupancy and bank premises- hurricane repair	$ -	$ 350	$ 938	$ 211	$ 57
Acquisition-related expenses	$ 568	$ 10	$ 94	$ 145	$ 266
Stock Option Exercises	$ -	$ -	$ -	$ -	$ -
Core pre-tax, pre-provision earnings	$ 19,924	$ 18,786	$ 25,827	$ 14,834	$ 15,369

Note: Dollars in thousands.